UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CCF Holding Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

April 17, 2006

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of CCF Holding Company (the “Company”), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Heritage Bank branch office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 18, 2006, at 9:00 a.m., Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Thigpen, Jones, Seaton & Company, P. C., the Company’s independent auditors, will be present to respond to any questions shareholders may have.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each director nominee.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

David B. Turner
President and Chief Executive Officer

CCF HOLDING COMPANY

101 NORTH MAIN STREET

JONESBORO, GEORGIA 30236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 18, 2006

The annual meeting of shareholders of CCF Holding Company will be held on Thursday, May 18, 2006 at 9:00 a.m. Eastern time at the Heritage Bank branch located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, for the following purposes:

(1)	to elect three (3) persons to serve as directors for a three-year term; and

(2)	to transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has set the close of business on April 6, 2006 as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

If you attend the meeting, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

BY ORDER OF THE BOARD OF DIRECTORS

Edwin S. Kemp, Jr.
Secretary

Jonesboro, Georgia

April 17, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MAY 18, 2006

Time and Place of the Meeting

Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, May 18, 2006 at 9:00 a.m. Eastern time at the Heritage Bank branch office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, and at any adjournments of the meeting.

Record Date and Mailing Date

The close of business April 6, 2006 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 17, 2006.

Number of Shares Outstanding

As of the record date, the Company had 2,419,351 shares of common stock issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

Shareholders will be asked to elect three persons to serve as directors for a three-year term. The persons nominated to serve directors, as well as the continuing directors, are described beginning on page 3. The Board of Directors recommends a vote FOR approval of this proposal.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

You can revoke your proxy at any time before it is voted by delivering a written revocation of the proxy or a duly executed proxy bearing a later date to the Secretary of the Company at 101 North Main Street, Jonesboro, Georgia 30236, or by attending the meeting and voting in person.

If you received more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers. Additionally, if you own shares of common stock through your account in the Heritage Bank Employee Stock Ownership Plan (the “ESOP”), the Trustees of the ESOP will vote the shares allocated to your account in the ESOP in accordance with the instructions provided by you. Accordingly, we are sending one form of proxy card for use by the holders of record of our common stock and a separate form for use by persons who have shares of common stock allocated to their account in the ESOP. If you own shares of common stock directly or through a broker and shares of common stock under the ESOP, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that your shares are voted.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, the three nominees receiving the highest number of votes cast at the Annual Meeting will be elected, regardless of whether that number represents a majority of the votes cast.

The Articles of Incorporation of the Company, as amended (the “Articles”), provide that, except upon the prior approval of two-thirds of the Board of Directors, a shareholder who beneficially owns more than 10% of the then outstanding shares of common stock (the “Limit”) may not vote the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by the person or any of his, her or its affiliates or associates (as those terms are defined in the Articles), shares which the person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which the person and his, her or its affiliates or associates have or share investment or voting power, but does not include shares beneficially owned by any employee stock ownership plan, including the Employee Stock Ownership Plan (the “ESOP”), or similar plan of the Company or any subsidiary of the Company.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Any other matters that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the shareholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The term of one class of directors expires at each annual meeting of shareholders. The Board of Directors currently consists of eight members with one class comprised of two directors and two classes comprised of three directors. A director serves until his or her successor has been elected and qualified.

John T. Mitchell, Edwin S. Kemp, Jr., and Stephen E. Boswell have each been nominated by the Board of Directors to serve as a director of the Company for a three-year term to expire at the 2009 annual meeting of shareholders. Each of the nominees is currently a member of the Board of Directors and has a current term expiring at the Annual Meeting. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the other named nominee and for such substitute, if any, as the Board of Directors may recommend to replace such nominee. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

The following table sets forth the directors of the Company nominated for election at the Annual Meeting and the directors continuing in office. Each director of the Company is also a director of the Bank. The Company was incorporated and became the holding company for the Bank in March 1995.

The Board unanimously recommends that the shareholders re-elect the directors identified below as Board Nominees to serve as directors for a three-year term expiring in 2009.

Board Nominees (Term to Expire in 2009)	Continuing Directors (Term Expiring in 2007)	Continuing Directors (Term Expiring in 2008)

John T. Mitchell	Roy V. Hall	Charles S. Tucker, Jr.

Edwin S. Kemp, Jr.	John B. Lee, Jr.	David B. Turner

Stephen E. Boswell	Leonard A. Moreland

Biographical Information

Set forth below is certain information with respect to the directors, Named Executive Officers (defined below), and certain other officers of the Company. All directors and Named Executive Officers have held their present positions for five years unless otherwise stated.

Directors

David B. Turner (57) has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995. Mr. Turner has served as Chairman of the Board of Directors of the Bank since January 1, 2006. Mr. Turner served as Vice Chairman and Chief Executive Officer of the Bank from January 1, 2001 to January 1, 2006 and was President and Chief Executive Officer of the Bank from 1989 until January 1, 2001. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held other positions with the Bank such as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner also is an advisory board member of Habitat for Humanity, a board member and past Chief Executive Officer of Historical Jonesboro/Clayton County, Inc. and a charter member of First Families of Clayton County.

Leonard A. Moreland (44) has been Executive Vice President and Chief Administrative Officer of the Company since July 1996. He has been President and Chief Executive Officer of the Bank since January 1, 2006. Mr. Moreland was President of the Bank from January 1, 2001 to January 1, 2006 and was Executive Vice

President and Chief Administrative Officer of the Bank from July 1996 until January 1, 2001. Mr. Moreland has been a director of the Bank since August 1996 and a director of the Company since May 1999. Prior to joining the Bank, Mr. Moreland served as a senior vice president and chief financial officer of Southern Crescent Financial Corp and Southern Crescent Bank, Morrow, Georgia from 1991 until joining the Company in 1996. Mr. Moreland serves as a member of the Board of Trustees of the Clayton State University Foundation. He also serves as Vice-Chairman and Director of the Good Shepard Clinic in Morrow, Georgia, as well as Vice-Chairman of Finance and Director for the Clayton County Chamber of Commerce.

John B. Lee, Jr. (78) has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors of the Company. Mr. Lee is employed as Public Relations Representative of Spartan Lincoln-Mercury, Inc., an automotive dealership in Morrow, Georgia. Mr. Lee also is an inspector for the Bank and a past director and president of the Clayton County Chamber of Commerce.

Roy V. Hall (60) has been a director of the Bank since 1999 and of the Company since 2000. He is a certified public accountant and has been a principal and director in the accounting firm of Roy V. Hall, P.C. in Jonesboro, Georgia since 1981. In 1989, Mr. Hall was one of the organizers of Southern Crescent Bank and Southern Crescent Financial Corp and served as Chairman of the Board of both entities from their inception until the time of the merger of Southern Crescent Financial Corp and Eagle Bancshares, Inc., the holding company for Tucker Federal Bank, in 1996. Mr. Hall serves on the Board of Directors of the Macedonian Call Foundation, a non-profit organization serving Southern Baptist missionaries. Mr. Hall also is involved with Calvary Refuge Center, an emergency and transitional housing facility for the homeless. He has been an active member of First Baptist Church of Jonesboro since 1976, serving in various leadership capacities.

Edwin S. Kemp, Jr. (58) has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995 and has served as the Secretary of the Bank and the Company since February 2004. Mr. Kemp has had his own law practice in Jonesboro, Georgia since 1982 and has been counsel to the Bank since 1983. Mr. Kemp also is a past chairman of the Administrative Board of the Jonesboro First United Methodist Church. He also has served as an attorney for Habitat for Humanity and for Historical Jonesboro.

John T. Mitchell (65) has been a director of the Bank since June 1997 and a director of the Company since May 1999. Mr. Mitchell has been the president and a principal of Adams-Mitchell Realty, Inc., Jonesboro, Georgia since 1984.

Charles S. Tucker, Jr. (80) has been a director of the Bank since 1978 and a director of the Company since its incorporation in March 1995. Mr. Tucker also served as the Secretary and Treasurer of the Bank and the Company until February 2004. Mr. Tucker retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Veterans of Foreign Wars, and the American Legion. Having graduated from the University of Georgia in 1950, he also is a member of the University of Georgia Alumni Association.

Stephen E. Boswell (59) became a director of the Bank and the Company in 2005. Mr. Boswell has served as a Judge in the Superior Court of Clayton County Georgia since January 2003. Prior to this service, Mr. Boswell served as Superior Court Judge for Clayton Country from November 1982 until December 1992. Mr. Boswell currently serves as a member of the Clayton State University Board of Trustees Foundation. He served as Chairman of the Board of Directors for the Reynolds Nature Preserve, Inc. Mr. Boswell is a past president of the Tara Kiwanis Club in Clayton County Georgia and a past president and director of Arts Clayton, Inc. Among other professional organizations, Mr. Boswell is a member of the Clayton County Bar Association and the Council of Superior Court Judges of Georgia. Mr. Boswell is a member of the Veterans of Foreign Wars having served in the U.S. Army from 1969 to 1971 in the 199th Infantry Brigade, Long Bien, Vietnam. He was awarded the Bronze Star, Oakleaf Cluster, and an Army Commendation Medal for his service.

Named Executive Officers Who Do Not Serve as Directors

John C. Bowdoin (56) has been a Senior Vice President of the Company since July 1999 and Executive Vice President of Business Development of the Bank since 2003. From 1999 to 2003, Mr. Bowdoin was Senior Vice President of the Bank. Prior to joining the Bank, Mr. Bowdoin was an executive vice president with United Bank of Griffin, Griffin, Georgia from February 1997 to June 1999. Mr. Bowdoin has served on the board of the Fayette County Chamber of Commerce and on the board of the Fayette County Education Foundation. Currently, Mr. Bowdoin is a member of the Fayetteville Rotary Club.

Mary Jo Rogers (45) has been employed as Senior Vice President and Chief Financial Officer of the Bank and the Company since February 1997. Prior to joining the Bank, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia from May 1988 until February 1997. Ms. Rogers has served as president of the Griffin Area Georgia Tech Alumni Club, a non-profit organization, since 1997. Since May 2004, Ms. Rogers has served as treasurer of Sunny Side United Methodist Church in Sunny Side, Georgia.

John Westervelt (50) has been a Senior Vice President of the Company since 2000 and Executive Vice President and Senior Lending Officer of the Bank since 2003. From 2000 to 2003, Mr. Westervelt was Senior Vice President of the Bank. Prior to joining the Bank, Mr. Westervelt worked for Gulf Coast Bank as vice president and manager of the Small Business Administration lending program from October 1995 until joining the Bank in November 2000. Mr. Westervelt has served as a contracted instructor with the Office of Continuing Education at Clayton College and State University in Morrow Georgia since 1995, teaching courses in business credit and small business loan packaging. Mr. Westervelt also is a board member of the Clayton County Water Authority.

Executive Officers

Charles T. Segers (62) has been Senior Vice President of the Company since 1999. Mr. Segers has been Executive Vice President and Chief Credit Officer of the Bank since 2003 and was a Senior Vice President of the Bank from 1999 to 2003. Prior to joining the Bank, Mr. Segers performed similar functions with First Citizens Bank in Riverdale, Georgia, between July 1997 and April 1999. Mr. Segers currently serves as Chairman of the Finance Committee of the Henry County Chamber of Commerce and serves on the Finance and the Evangelism Committees of the McDonough Presbyterian Church.

Edith W. Stevens (46) has been employed by the Bank since 1978 and has served as Senior Vice President and the Chief Operations Officer of the Bank since 1984. Ms. Stevens has served as a member of the Program Advisory Committee of Applied Business Technology/Banking Option Program for Griffin Technological College.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees, including the Compensation Committee, Audit Committee, and Nominating Committee. During the fiscal year ended December 31, 2005, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during 2005. It is the Company’s policy that the directors who are up for election at the Annual Meeting attend the Annual Meeting. All of the Company’s directors attended the 2005 Annual Meeting of Shareholders, including each nominee that was up for election.

The Board of Directors of the Bank conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2005, the Bank’s Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Bank’s Board of Directors and the committees on which he served during 2005.

Compensation Committee

The Compensation Committee consists of Messrs. Lee (Chairman), Hall, Mitchell, Tucker, and Boswell each of whom is “independent” for purposes of The Nasdaq Stock Market listing standards for small business issuers. The Compensation Committee discharges the Board’s responsibilities with respect to compensation of the Company’s executive officers, including determination of certain compensation awards for senior executives. The Compensation Committee met three times during 2005. A copy of the Compensation Committee charter is available on the Company’s website at www.heritagebank.com.

Audit Committee

The Board of Directors has established an Audit Committee and has adopted a written charter setting out the audit related functions the committee is to perform. The Board of Directors and the Audit Committee have reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements. A copy of the Audit Committee charter is available on the Company’s website at www.heritagebank.com .

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

As set forth in more detail in the Audit Committee charter, the Audit Committee’s primary responsibilities include:

•	Ensuring the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	Monitoring the independence and performance of the Company’s internal auditors and independent auditors; and

•	Monitoring the Company’s compliance with legal and regulatory requirements.

The Audit Committee recommends the selection of the Company’s and the Bank’s independent auditors to the Board of Directors and meets with the Company’s independent auditors to discuss the scope and to review the results of the annual audit.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met three times during 2005. All of the directors who serve on the Audit Committee are “independent” for purposes of The Nasdaq Stock Market listing standards for small business issuers.

The Audit Committee has reviewed the Company’s financial statements and met with both management and Thigpen, Jones, Seaton & Co., P.C., the Company’s independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with Thigpen, Jones, Seaton & Co., P.C. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. The Audit Committee has also discussed with Thigpen, Jones, Seaton & Co., P.C. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board of Directors approve inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year end December 31, 2005, for filing with the SEC.

Members of the Audit Committee

Roy V. Hall, Chairman and Financial Expert

John T. Mitchell

Charles S. Tucker, Jr.

Stephen E. Boswell

Independent Auditors

The Company’s independent auditor for the fiscal year ended December 31, 2005 was Thigpen, Jones, Seaton & Co., P.C. Porter Keadle Moore, LLP was the Company’s independent auditor for the year ended December 31, 2004. On April 19, 2005, the Company decided to retain Porter Keadle Moore, LLP as the Company’s internal auditor instead of its independent auditor. The decision to change independent public accountants was made by the Audit Committee of the Company’s Board of Directors. Porter Keadle Moore LLP’s report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2005, there were no disagreements between the Company and Thigpen, Jones, Seaton & Co., P.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Thigpen, Jones, Seaton & Co., P.C., to make reference to the subject matter of such disagreements in connection with its report. During the year ended December 31, 2004, there were no disagreements between the company and Porter Keadle Moore, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Porter Keadle Moore, LLP to make reference to the subject matter of such disagreements in connection with its report. None of the “reportable events” described in Item 304(a)(1)(iv)(B) of Regulation S-B of the SEC’s rules and regulations have occurred during the two years ended December 31, 2005.

A representative of Thigpen, Jones, Seaton & Co., P.C., is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

The aggregate fees billed by Thigpen, Jones, Seaton & Co., P.C. for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2005, and any other services that are normally provided in connection with statutory and regulatory filings or engagements for such fiscal year were approximately $52,500 (excluding expenses reimbursed by the Company).

The aggregate fees billed by Porter Keadle Moore, LLP, the previous independent auditor for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2004, and any other services that are normally provided in connection with statutory and regulatory filings or engagements for such fiscal year were approximately $66,320 (excluding expenses reimbursed by the Company).

Audit-Related Fees

There were no aggregate fees billed by Thigpen, Jones, Seaton & Co., P.C for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal year ended December 31, 2005 and that are not included in the Audit Fees listed above. These “audit-related fees” would have been for services including management consulting services pertaining to tax and accounting consideration for Bank owned life insurance, deferred compensation and other miscellaneous consultations.

The aggregate fees billed by Porter Keadle Moore, LLP, the previous independent auditor, for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal year ended December 31, 2004 and that are not included in the Audit Fees listed above were approximately $1,500.

Tax Fees

There were no tax fees billed by Thigpen, Jones, Seaton & Co. P.C. for the fiscal year ended December 31, 2005.

The aggregate fees billed by Porter Keadle Moore, LLP, the previous independent auditor, for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2004 were approximately $9,690.

These “tax fees” were for services related to the preparation of Federal and state income tax returns, calculation of quarterly estimated tax payments and the calculation of bonus depreciation.

All Other Fees

There were no “other fees” paid to Thigpen, Jones, Seaton & Co., P.C. for the fiscal year ending December 31, 2005.

The aggregate fees billed by Porter Keadle Moore, LLP for products and professional services rendered other than as stated above under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above were approximately $7,500 in fiscal 2004. These “other fees” were for services including tax compliance and consulting, information technology system review, and other miscellaneous services. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services.

In 2005, the Audit Committee pre-approved 100% of all audit services performed by the independent auditors. There were no hours expended, billed, or performed by any persons other than the full time, permanent employees of the independent auditors.

Nominating Committee and Nominations for Directors

The Board of Directors has established a nominating committee (“Nominating Committee”) that operates pursuant to a written charter adopted on February 18, 2004. The charter sets out the functions of the Nominating Committee, including but not limited to, reviewing candidates for director and making recommendations to the Board of Directors as to nominations for director. The Nominating Committee consists of John B. Lee, Jr.

(Chairman), Roy V. Hall and Charles S. Tucker. All of the directors who serve on the Nominating Committee are “Independent” for purposes of The Nasdaq Stock Market listing standards for small business issuers. During 2005, the Nominating Committee met once. A copy of the Nominating Committee charter is available on the Company’s website at www.heritagebank.com.

The Nominating Committee believes that candidates for director should have the following minimum qualifications:

•	Directors should be of the highest ethical character and share the values of the Company;

•	Directors should have reputations, both personal and professional, consistent with the image and reputation of the Company;

•	Directors should be highly accomplished in their respective field, with superior credentials and recognition;

•	Each director should have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Effective no later than July 31, 2005, a majority of the Board of Directors should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent all shareholders of the Company;

•	Each director should have the ability to exercise sound business judgment; and

•	Directors should be selected with consideration of factors such as values and disciplines, ethical standards, age, diversity, background and skills, all in the context of the Board of Director’s view of its needs.

The Nominating Committee’s process for identifying and evaluating nominees is as follows:

•	Either the Chairman of the Board, the Chief Executive Officer, the Nominating Committee or any other members of the Board shall identify the need to add a new director with specific criteria or to fill a vacancy on the Board;

•	The Chairman of Nominating Committee initiates a search, working with staff support and seeking input from Directors and senior management;

•	The Nominating Committee determines if the Nominating Committee members or other directors have relationships with preferred candidates and can initiate contacts; if necessary, the Nominating Committee can decide to use a search firm;

•	The Nominating Committee identifies the initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board;

•	The Chairman of the Nominating Committee or the Chief Executive Officer and at least one member of the Nominating Committee interviews prospective candidate(s);

•	The full Board shall be informally informed of progress;

•	The Nominating Committee meets to consider and approve final candidate and conduct interviews as schedules permit; and

•	The Nominating Committee seeks full Board endorsement of recommended candidate.

In addition to the right of the Board of Directors to make nominations for the election of directors, any shareholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors, if the shareholder is present at the meeting in person or by proxy, may recommend a nominee so long as such nominee is recommended in accordance with the procedural requirements set forth in the Articles and the Bylaws of the Company. The Nominating Committee will consider any such nominee so recommended and will use the same process for evaluating a nominee recommended by a shareholder as a nominee recommended by the Board of Directors or otherwise.

Advance notice of a proposed nomination by a shareholder must be received by the Chairman of the Nominating Committee (which notice may be sent to the Chairman in care of the Secretary of the Company) not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in the notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of common stock that are beneficially owned by each nominee. The shareholder making a nomination must also provide any other information reasonably requested by the Company. If the Chairman of the Annual Meeting, in his or her discretion, determines that a nomination was not made in accordance with the foregoing procedures, then that determination will be announced at the Annual Meeting, and the defective nomination will be disregarded. However, please see “Shareholder Proposals” below for additional information relating to discretionary authority for voting on a shareholder proposal and inclusion of a shareholder proposal in the Company’s proxy materials.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

Each director of the Bank receives $500 per month. Each director of the Company receives $500 per month. Each director of the Bank and of the Company receives $150 and the Chairman receives $400 for attendance at any meeting of the full Board of Directors. Each director receives $150 and the respective Chairman receives $175 for attendance at any committee meeting. However, directors who are executive officers of either the Bank or the Company are not compensated for their services on any committee. Director fees paid by the Bank in 2005 totaled $129,850. This was paid to directors for their service on the Board of Directors, the Bank’s Board of Directors, and all committees during the fiscal year ended December 31, 2005.

Executive Officer Compensation

Summary Compensation Table. The following table presents the total compensation for the three years ended December 31, 2005, for the Company’s President and Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers on December 31, 2005 and whose salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”). All amounts include aggregate compensation paid by the Company and the Bank.

		Annual Compensation			Long Term Compensation
					Awards	Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options (#)	All Other Compensation (2)
David B. Turner President and Chief Executive Officer	2005	$170,000	$58,800	$32,769	10,900	$63,038
	2004	$168,000	$52,500	$29,448	900	$63,547
	2003	$150,000	$30,319	$25,704	900	$78,109

Leonard A. Moreland Executive Vice President and Chief Administrative Officer	2005	$170,000	$58,800	$28,495	10,900	$27,326
	2004	$168,000	$52,500	$25,540	900	$24,479
	2003	$150,000	$28,298	$23,325	900	$25,155

John C. Bowdoin Senior Vice President	2005	$115,080	$21,416	$10,352	900	$26,043
	2004	$108,000	$17,850	$10,650	1,125	$30,425
	2003	$100,246	$18,108	$7,051	900	$14,808

John L. Westervelt Senior Vice President	2005	$114,075	$26,346	$9,279	1,125	$20,075
	2004	$105,000	$31,754	$9,115	900	$17,846
	2003	$95,000	$26,983	$5,057	1,012	$17,047

Mary Jo Rogers Senior Vice President and Chief Financial Officer	2005	$92,700	$28,781	$2,453	5,900	$14,162
	2004	$90,000	$28,350	$2,606	900	$12,372
	2003	$81,000	$15,015	$1,898	900	$12,258

(1)	All amounts shown include a car allowance, life and disability insurance and health insurance, the values of which do not individually exceed 10% of the total perquisites and other personal benefits for any of the Named Executive Officers. For Mr. Turner and Mr. Moreland, the amount includes director’s fees of $10,200 in each of the last three fiscal years.
(2)	Includes the following amounts for the individuals and years indicated:

		401(k) Plan Matching Contribution	ESOP Allocation (*)	Executive Supplemental Retirement Plan Contributions
David B. Turner	2005	$7,800	$1,187	$54,051
	2004	$7,800	$1,826	$53,921
	2003	$7,500	$1,330	$69,279

Leonard A. Moreland	2005	$8,500	$1,187	$17,639
	2004	$8,967	$1,826	$13,686
	2003	$7,500	$1,330	$16,325

John C. Bowdoin	2005	—	$797	$25,246
	2004	—	$1,172	$29,253
	2003	—	$871	$13,937

John L. Westervelt	2005	$5,704	$832	$13,539
	2004	$5,480	$1,131	$11,235
	2003	$4,965	$894	$11,188

Mary Jo Rogers	2005	$4,635	$691	$8,836
	2004	$4,543	$973	$6,856
	2003	$4,080	$657	$7,521

(*)	The value of the shares allocated under the ESOP is calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year.

Option Grants in Last Fiscal Year. The following table sets forth all individual grants of stock options during the year ended December 31, 2005, to each of the Named Executive Officers.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
David B. Turner	10,000	19.5%	$19.13	2/23/2015
David B. Turner	900	1.8%	$17.71	12/31/2015
Leonard A. Moreland	10,000	19.5%	$19.13	2/23/2005
Leonard A. Moreland	900	1.8%	$17.71	12/31/2015
John C. Bowdoin	900	1.8%	$17.71	12/31/2015
Mary Jo Rogers	5,000	9.8%	$19.13	2/23/2005
Mary Jo Rogers	900	1.8%	$17.71	12/31/2015
John L. Westervelt	1,125	2.2%	$17.71	12/31/2015

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table summarizes the number of shares and value realized by each of the Named Executive Officers upon the exercise of options during 2005 and the value of the outstanding options held by the Named Executive Officers at December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)			Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
David B. Turner	81,000	1,252,260	17,875	(2)	900	60,751	—
Leonard A. Moreland	37,500	538,458	14,837		900	30,332	—
John C. Bowdoin	—	—	16,087		900	139,342	—
Mary Jo Rogers	—	—	17,337		900	107,353	—
John L. Westervelt	—	—	17,362		1,125	185,722	—

(1)	Based on the difference between the exercise price and $17.71, the average of the bid and ask price of common stock on December 31, 2005.
(2)	Includes 1,125 options held by Mr. Turner’s spouse.

Employment and Other Agreements

Employment Agreements. The Bank has entered into employment agreements with each of David B. Turner, its Chairman, and Leonard A. Moreland, its President and Chief Executive Officer. The employment agreements are for terms of 36 months with a base salary of $185,000 for Mr. Turner and $185,000 for Mr. Moreland. Each agreement expires on January 1, 2009. Each agreement may be terminated by the Bank for “just cause” as defined in the agreement. If the Bank terminates the officer without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement including any renewal term. Each employment agreement contains a provision stating that in the event of termination of employment in connection with, or within 12 months after, any change in control (as defined in each agreement) of the Bank or the Company, the officer shall be paid an amount equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted based on the “prime rate” as published in the Wall Street Journal Eastern Edition, or in equal periodic payments over the next 36 months or the remaining term of the agreement, whichever is less. If that event had occurred at December 31, 2005, the lump sum payments would have equaled approximately $476,596 for Mr. Turner and $469,562 for Mr. Moreland. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board of Director’s sole discretion.

Executive Supplemental Retirement Plan. The Bank has established the Heritage Bank Executive Supplemental Retirement Plan (the “Executive Plan”) pursuant to which each of the Named Executive Officers has entered into an Executive Supplemental Retirement Plan Executive Agreement and a Life Insurance Endorsement Method Split Dollar Plan Agreement. In order to help fund and/or offset the amounts payable by the Bank under the Executive Plan, the Bank purchased split dollar life insurance policies on the life of certain of the participants pursuant to which the Bank paid a one-time premium. Although the Executive Plan does not require the Company or the Bank to set aside any assets in order to fund the obligations arising thereunder, the Company has utilized these split dollar life insurance policies as the primary funding source. The Executive Plan provides participants with an indexed retirement benefit and a deferral benefit. Generally, the indexed retirement benefit of a participant for each calendar year is equal to the excess (if any) of (A) the aggregate after-tax income under the applicable life insurance contracts on such participant under the Executive Plan for that year over (B) the Opportunity Cost (as hereinafter defined). The term “Opportunity Cost” is defined to mean (Y) the sum of (1) the premiums for the applicable life insurance contract for that year, plus (2) any benefits paid to the participant under the Executive Plan for that year, plus (3) the sum of all prior years’ Opportunity Costs, with the resulting sum multiplied by the average annualized after-tax yield of a one-year Treasury bill for the year, divided by (Z) 1.13 minus the Bank’s marginal tax rate. The indexed retirement benefits for each calendar year are aggregated to produce an indexed retirement benefit of the participant, which is paid to the participant upon attainment of age 60, upon disability or upon a termination of employment; provided, however, no indexed retirement benefit is paid to a participant if his employment is terminated by the Bank prior to his completion of five years of service with the Bank, or if his employment is terminated for “cause.” Indexed retirement benefits are generally paid in equal annual installments over ten years. However, payments may be made after such ten-year period to the extent of any balance then remaining in the participant’s account. For a participant who remains an employee of the Bank until age 60, indexed retirement benefits will continue to accrue and be paid each year following the attainment of age 60 or until his death. In the event of the death of a participant, indexed retirement benefits are paid in a single lump sum to the beneficiary selected by the participant.

Generally, the deferral benefit of a participant for each calendar year is equal to amounts deferred under the Executive Plan. Under the Executive Plan, a participant may elect to defer up to 100% of his or her salary for a period of up to five years (although the Board of Directors may further extend the participant’s deferral period). Amounts deferred by a participant are credited with interest at a rate of 150% of the one-year Treasury bill each year, but in no event less than 6% per year. Generally, a participant’s deferral benefit is paid at the same time and in the same manner of the participant’s indexed retirement benefit. No participant has elected to defer amounts under the Executive Plan.

In addition to indexed retirement benefits and deferral benefits, an additional death benefit may be payable to a participant’s designated beneficiary equal to all or a part of the death benefit provided under life insurance contracts with respect to that participant if the participant has been employed with the Bank for five years prior to his or her death.

Upon a change of control of the Bank, Executive Plan participants are deemed to continue to work with the Bank until age 60 if they voluntarily quit or are terminated without “cause.” Estimated annual benefits payable upon retirement at age 60 when expressed as an annual payment for ten years for each of the Named Executive Officers is shown below:

Executive Participant	Estimated Amount Allocated to Participant’s Account in 2005 (1)	Estimated Annual Payments Payable After Normal Retirement Age (2)
David B. Turner	$54,051	$75,000
Leonard A. Moreland	$17,639	$80,000
John C. Bowdoin	$25,246	$23,000
Mary Jo Rogers	$8,836	$40,000
John L. Westervelt	$13,539	$31,000

(1)	Based on the estimated performance of the applicable life insurance policy in 2005.
(2)	Assumes the participant’s continuous employment with the Bank until the participant reaches age 60, the normal retirement age. The information is estimated based on (a) the number of years until the participant attains the age of 60, (b) the historical and assumed future performance of the applicable life insurance policy, (c) an assumed one-year Treasury bill rate, and (d) a marginal tax rate for the Bank of 38%. The actual retirement benefit will be dependent on the actual performance of the applicable life insurance policy as well as the actual Treasury bill rates and marginal tax rates during the period prior to the participant attaining age 60.

Change in Control Severance Agreements. The Bank also has change in control severance agreements with three of the Named Executive Officers: John C. Bowdoin, Mary Jo Rogers and John L. Westervelt. The agreements provide severance benefits equal to 100% of the taxable compensation plus certain medical and dental benefits paid to the officer by the Bank for the 12-month period prior to termination in the event of an involuntary or constructive termination, absent “just cause” as defined in each agreement, in connection with, or within 12 months after, a change in control of the Bank or the Company. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted to the “prime rate” as published in the Wall Street Journal Eastern Edition minus 100 basis points, or in equal periodic payments over the next 12 months. An officer is considered to be constructively terminated in the event that after a change in control: (i) the officer would be required to move more than 35 miles from the primary office location of the officer; (ii) the Bank or Company fails to maintain the officer’s base compensation and employee benefit plans, except where reduction in benefits does not disproportionately adversely impact the officer; (iii) the officer is assigned duties and responsibilities other than those normally associated with the officer’s position, as indicated in each agreement; or (iv) the officer’s responsibilities or authority has been materially diminished or reduced. In addition, the agreements all contain certain restrictive covenants, including non-competition and non-solicitation provisions. If a change in control of the Bank had occurred at December 31, 2005 and Messrs. Bowdoin and Westervelt and Ms. Rogers had each been terminated, the total amount payable under those three agreements, assuming all chose the discounted lump sum option, would have been approximately $134,145, $137,832, and $114,778, respectively, for an aggregate total amount payable of $386,755.

Stock Option and Other Compensation Plans

Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan. The ESOP borrowed funds through a loan from the Company, which has now been repaid, and acquired shares of the common stock in July 1995.

A committee consisting of Edwin S. Kemp, Jr., John B. Lee, Jr. and Charles S. Tucker, Jr., all non-employee directors (the “ESOP Committee”) administers the ESOP and serves as the ESOP’s trustees (the “ESOP Trustees”). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees’ fiduciary duties. The ESOP held 135,698 allocated shares and no unallocated shares on December 31, 2005.

1995 Stock Option Plan. The Company’s Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on January 23, 1996. Pursuant to the 1995 Stock Option Plan, 324,045 shares of common stock (as adjusted for two stock dividends and two three-for-two stock splits) were reserved for issuance by the Company upon exercise of stock options granted or to be granted to officers, directors, and employees of the Company and its subsidiaries from time to time, all of which have been allocated or retired as of March 15, 2006.

2000 Stock Option Plan. The Company’s Board of Directors adopted the CCF Holding Company 2000 Stock Option Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on April 17, 2000. Pursuant to the 2000 Stock Option Plan, 180,000 shares of common stock (as adjusted for two three-for-two stock splits) were reserved for issuance by the Company upon exercise of stock options granted or to be granted to officers, directors, and employees of the Company and its subsidiaries from time to time. In addition to annual employee awards, each outside director has been annually awarded options for 675 shares of common stock (as adjusted for two three-for-two stock splits) under the 2000 Stock Option Plan that can be exercised after a six-month vesting period.

Management Stock Bonus Plan. The Company’s Board of Directors adopted the CCF Holding Company Management Stock Bonus Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on January 23, 1996. Pursuant to the MSBP, certain directors, officers, and key employees were granted shares of restricted stock from time to time. Restricted stock awarded under this plan vested at a rate of 20% per year beginning on the anniversary date of the grant. As of December 31, 2005 all shares of common stock awarded under this plan have been fully vested and issued.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our officers and employees. We have posted the Code of Business Conduct and Ethics in the Investment Services section of the Company’s website at www.heritagebank.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table that follows lists, as of the record date, the number of shares common stock beneficially owned by: (a) each current director of the Company; (b) each executive officer listed in the Summary Compensation Table; (c) all current executive officers and directors as a group, and (d) all non-director shareholders who beneficially own more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise stated, the address for each person listed below is 101 North Main Street, Jonesboro, Georgia 30236.

Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

Unless otherwise indicated in the “Nature of Beneficial Ownership” column, each person is the record owner of and has sole voting and investment power with respect to his or her shares.

Name and Address	Number of Shares Subject to Presently Exercisable Options	Number of Shares Subject to Presently Unexercisable Options	Aggregate Number of Shares	Percent Of Class(1)	Nature of Beneficial Ownership
Directors:
Stephen E. Boswell	—	5,675	15,074	* *	Includes 1,274 shares held by Mr. Boswell’s spouse and 250 shares held by Mr. Boswell’s child.

Roy V. Hall	14,625	675	27,552	1.1%	Includes 7,285 shares held in an IRA and 932 shares held in an IRA by Mr. Hall’s spouse.

Edwin S. Kemp, Jr.	3,375	675	74,542	3.1%	Includes 41,817 shares held in an IRA.

John B. Lee, Jr.	3,375	675	34,781	1.4%

John T. Mitchell	15,750	675	98,558	4.0%	Includes 20,700 shares held in an IRA.

Leonard A. Moreland (2)	14,837	900	87,457	3.6%	Includes 4,083 shares held in an IRA and 11,330 shares held through the ESOP.

Charles S. Tucker, Jr.	3,375	675	28,393	1.2%	Includes 1,100 shares held by Mr. Tucker’s spouse.

David B. Turner (3)	16,750	900	169,214	6.9%	Includes 18,877 shares through the ESOP, 23,413 shares held in an IRA, and 5,488 shares held by Mr. Turner’s spouse, including 1,125 shares issuable upon the exercise of Presently Exercisable Options.

Executive Officers:
John C. Bowdoin	9,887	900	35,483	1.5%	Includes 3,269 shares held in an IRA and 4,549 shares held through the ESOP.

Mary Jo Rogers	16,017	900	31,883	1.3%	Includes 940 shares held in an IRA and 4,965 shares held through the ESOP.

John L. Westervelt	17,362	1,125	22,252	* *

All Directors and Executive Officers, as a Group	115,053	13,775	716,813	28.1%

Name and Address	Number of Shares Subject to Presently Exercisable Options	Number of Shares Subject to Presently Unexercisable Options	Aggregate Number of Shares	Percent Of Class(1)	Nature of Beneficial Ownership
5% Beneficial Owners: (3)
First Financial Fund, Inc. (4) Gateway Center Three 100 Mulberry Street, 9th Floor Newark, NJ 07102-7503			227,210	9.68%

Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109			227,210	9.68%

Banc Fund V L.P. and Banc Fund VI L.P. 208 S. LaSalle Street Chicago, IL 60604			210,478	8.90%

Heritage Bank Employee Stock Ownership Plan 101 North Main Street Jonesboro, Georgia 30236			135,698	5.61%

**	Indicates beneficial ownership of less than 1%.
(1)	For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (i) 2,419,126 shares of common stock outstanding as of March 15, 2006, and (ii) shares of common stock issuable pursuant to options exercisable within 60 days (“Presently Exercisable Options”) held by the respective person or group. The shares of common stock issuable upon exercise of Presently Exercisable Options are considered to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person.
(2)	Leonard A Moreland is also an executive officer of the Company.
(3)	David B. Turner is also an executive officer of the Company and greater than 5% beneficial owner.
(4)	Based solely on Schedule 13G/As filed by First Financial Fund, Inc. and Wellington Management Company, LLP with the SEC on February 15, 2005 and February 14, 2005, respectively. In its capacity as investment advisor, Wellington Management Company, LLP shares dispositive power with First Financial Fund, Inc., a registered closed-end investment company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership and changes in ownership of the common stock, on Forms 3, 4, and 5, with the SEC and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than 10% of the common stock.

Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 (Annual Statement of Beneficial Ownership of Securities) was required, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank’s directors and officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. All extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

Edwin S. Kemp, Jr. serves as general counsel to the Bank and often represents the Bank as a closing attorney in connection with real estate loans. All of Mr. Kemp’s fees for serving as closing attorney for real estate loans are paid to Mr. Kemp by the Bank’s borrowers and not directly by the Bank. Additionally, the Bank pays to Mr. Kemp a monthly retainer for his services as general counsel in an amount equal to $30,000 annually.

MISCELLANEOUS

The Company’s Annual Report to Shareholders for the year ended December 31, 2005, including financial statements, will be mailed to all shareholders of record as of the close of business on the record date for the Annual Meeting. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

The Board of Directors provides that a shareholder may send written communications to the Board or any of the individual directors by addressing such written communication to the Secretary, CCF Holding Company, 101 North Main Street, Jonesboro, Georgia 30236. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

SHAREHOLDER PROPOSALS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by December 12, 2005, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at that meeting must be received at the Company’s executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than December 9, 2006.

In the event the Company receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders may exercise their discretion to vote on the shareholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s executive offices by March 4, 2007.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE FOR THE ANNUAL MEETING UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

BY ORDER OF THE BOARD OF DIRECTORS

Edwin S. Kemp, Jr.
Secretary

Jonesboro, Georgia

April 17, 2006

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

May 18, 2006

The undersigned hereby appoints David B. Turner and Leonard A. Moreland, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Annual Meeting”), to be held at the Heritage Bank branch office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 18, 2006, at 9:00 a.m. or at any and all adjournments or postponements thereof, in the following manner:

		FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)	WITHHOLD FOR ALL NOMINEES
Proposal I–	The election as director of the nominees listed below with terms expiring in the year shown:	☐	☐

John T. Mitchell (2009)
Edwin S. Kemp, Jr. (2009)
Stephen E. Boswell (2009)

Instructions: To withhold your vote for a nominee, write the nominee’s name on the line provided below.

The Board of Directors recommends a vote “FOR” the above listed proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date of the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 17, 2006 and the Company’s 2005 Annual Report to Shareholders.

Dated:                                     , 2006

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

HERITAGE BANK EMPLOYEE STOCK OWNERSHIP PLAN

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

May 18, 2006

The undersigned hereby appoints Edwin S. Kemp, Jr., John B. Lee, Jr. and Charles S. Tucker, Jr. who act as the Heritage Bank Employee Stock Ownership Plan (the “ESOP”) Trustees, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of CCF Holding Company (the “Company”) that have been allocated to the account of the undersigned under the ESOP, at the Annual Meeting of Shareholders (“Annual Meeting”), to be held at the Heritage Bank branch office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 18, 2006, at 9:00 a.m. or at any and all adjournments or postponements thereof, in the following manner:

		FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)	WITHHOLD FOR ALL NOMINEES
Proposal I–	The election as director of the nominees listed below with terms expiring in the year shown:	☐	☐

John T. Mitchell (2009)
Edwin S. Kemp, Jr. (2009)
Stephen E. Boswell (2009)

Instructions: To withhold your vote for a nominee, write the nominee’s name on the line provided below.

The Board of Directors recommends a vote “FOR” the above listed proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Under the terms of the ESOP, only the ESOP Trustees can vote the shares allocated to the accounts of the participants, even if such participants or their beneficiaries attend the Annual Meeting in person.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 17, 2006 and the Company’s 2005 Annual Report to Shareholders.

Dated:                                                        , 2006

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.